UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                February 9, 2004
                                ----------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                        IMAGING DIAGNOSTIC SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Florida                        0-26028                22-2671269

(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
 Incorporation or Organization)                           Identification Number)

                               6531 NW 18TH COURT
                              PLANTATION, FL 33313
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (954) 581-9800
                    -----------------------------------------
                         (Registrant's telephone number)

Item 5.  Other Events and Regulation FD Disclosure

On February 9, 2004, we submitted a response to the warning letter from the FDA regarding the biomonitoring inspection conducted August 13th through August 18th, 2003 at our facility. We are continuing to move forward on the preparation of the supplementary information to support our PMA application.


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      IMAGING DIAGNOSTIC SYSTEMS, INC.

Dated February 10, 2004
                                      /s/ Linda B. Grable
                                      -------------------
                                      By: Linda B. Grable
                                      Chief Executive Officer and
                                      Chairman of the Board

                                      /s/ Allan L. Schwartz
                                      ---------------------
                                      By: Allan L. Schwartz
                                      Executive Vice President
                                      Chief Financial Officer